Exhibit 99.3

LHC GROUP

Q3 2021 EARNINGS CONFERENCE CALL

Thursday, NOVEMBER 4, 2021

8:00 A.M. CT

BUSINESS AND LEGISLATIVE OVERVIEW

•

There is a fundamental shift underway that is rapidly transforming and prioritizing the delivery of high-quality care to the home. This acceleration in demand is providing a resounding case for long-term growth and optimism and should drive our organic growth as well as the future contributions from acquisitions and partnerships for many years to come.

o	Home health referrals are up 14% YTD in 2021 to 476,505 on top of an 8% increase in 2020
o	Hospice referrals are up 21% YTD in 2021 to 24,277 on top of a 10% increase in 2020
o	Home Health Final Rule for FY 22 posted on November 2, 2021
▪	No cuts for 2022 and an aggregate increase of payment rates of 2.5% (2.6% payment update less 0.1% adjustment for rural add on).
▪	CMS estimates the overall impact to be +3.2% or an aggregate increase in payment of by $570 million due to the payment increase and other policy changes in the Rule.
▪	HHVBP was expanded from demonstration from nine states to all 50 states and territories beginning January 1, 2023 with the first payment year in 2025
•	The baseline year is 2019 and the initial performance year is 2023
•	Provides a maximum payment adjustment of +/- 5%
•	HHVBP is very supportive of our advanced care @ home service line expansion with SCP Health
•	We’ve been operating under the current demonstration in seven states
•	This is a substantial opportunity as we have a number of highly successful SNF diversion programs with hospital partners
o	Choose Home Care Act of 2021
▪	Would provide clinically appropriate Medicare beneficiaries the option to safely recover in their homes vs. more costly and restrictive inpatient post-acute care settings
▪	Introduced in the Senate (S.2562) in July 2021 with sponsorship by Sens. Stabenow (D-MI) and Young (R-IN)
▪	Since that time, 12 additional co-sponsors have been added from both parties and from committees of healthcare and aging jurisdictions
▪	The same bill (HR5514) introduced in the House in October 2021 by Cong. Cuellar (D-TX) and Comer (R-KY) with 15 co-sponsors now from both parties and committees of healthcare jurisdiction
▪	CBO is scoring/reviewing it now for budget implications and CMS has already reviewed it for technical advice

▪	The more likely vehicles for passage are in the budget reconciliation process or other year end legislative packages
o	We are the partner of choice for 435 leading hospitals and health systems across the country
▪	Our JV strategy is a true differentiator for us, the core of our overall strategy, and a top priority for us in 2022 and beyond
▪

The advanced care @ home partnership with SCP Health provides another opportunity to work closely with our partners, leverage our 765 collective relationships, and provide the missing link that these programs have needed for highly coordinated care and taking risks on post-acute cost and care management

•	The inbound calls began almost immediately after our announcement in July
•	We are working on active proposals with current JV partners
•	We are planning for an early 2022 official launch of this service line
o	Hospital-at-home program has gained momentum throughout COVID
▪	Over 175 hospitals have received waivers since Q4 2020
▪	These hospitals want to use their beds for higher acuity patients
▪	This movement is an alternative to building more brick-and-mortar facilities
▪	Choose Home Care Act of 2021 is an extension of that momentum targeting the lowest acuity patients in a SNF, freeing up the capacity in a SNF to accept higher-acuity patients from the hospital
o	Value-based care plays to our strengths with our experience and data analytics capabilities across the HCI segment
▪	We generated another significant value-based bonus payment of $11.7 million in Q3 2021

•	M&A activity during 2021 sets the stage for another strong year of growth in 2022
o	We’ve had a record year so far in 2021 with approximately $300 million of acquired annual revenue
o	Our largest transaction was the purchase of 47 locations from the HCA/Brookdale joint venture which is expected to represent approximately $130 million in annual revenue
▪	Home health, hospice and therapy services agencies are located in 22 states, two of which (MN and NM) are new to LHC Group
▪	This transaction closed on November 1
o	We anticipate the incremental EBITDA contribution from our M&A activity to be in a range of $20 million to $25 million in 2022

•	LHC Group is an industry leader in quality and patient satisfaction
o	Strategic Healthcare Programs (SHP) data shows our overall home health quality star ratings have continued to improve
▪	4.43 published in September 2021 (SHP)
▪	4.39 published in June 2021 (SHP)
▪	4.23 published in October 2020 (CMS – this reflects the last refresh by CMS until January 2022)

OPERATIONAL OVERVIEW

KEY METRICS

•	Our Q3 2021 key metrics continue to show year-over-year growth with a sequential decline from Q2 2021 in home health due to the headwinds we cited in our October 18, 2021 business preview
o	Home health organic admission growth
▪	3.6% in Q3 2021
▪	4.7% in Q3 2020
▪	16.4% in Q2 2021
▪	6.1% for the nine months ended September 30, 2021
▪	Admissions in October were 3% higher than the monthly average for Q3 2021
o	Home health average daily census
▪	84,258 in Q3 2021
▪	82,254 in Q3 2020
▪	85,553 in Q2 2021
▪	85,422 in October 2021
o	Home health non-Medicare episodic same store admissions
▪	12,176 in Q3 2021
▪	10,804 in Q3 2020
▪	13,748 in Q2 2021
o	Hospice organic admission growth
▪	0.1% in Q3 2021
▪	12.8% in Q3 2020
▪	1.1% in Q2 2021
▪	2.9% for the nine months ended September 30, 2021
▪	Admissions in October were approximately 1% higher than the monthly average for Q3 2021
o	Hospice average daily census
▪	5,697 in Q3 2021
▪	4,393 in Q3 2021
▪	4,454 in Q2 2021
▪	6,739 in October 2021

THIRD AND FOURTH QUARTER TRENDS

•	The headwinds we faced in Q3 2021 are primarily temporary in nature, and we have experienced improving operating trends to date in Q4 2021
o	Of the 39 home health and 3 hospice locations temporarily closed due to Hurricane Ida, all were open by the end of Q3 2021
o	Company wide, clinicians on quarantine percentage has declined 120 basis points to 1.8% as of November 1, 2021
o	In our Southeastern states, clinicians on quarantine percentage has declined 230 basis points to 1.7% as of November 1, 2021
o	Across our national footprint, new COVID cases have quickly declined after spiking in Q3 2021
▪	48,378 in October 2021
▪	95,283 in September 2021
▪	99,318 in August 2021
▪	29,609 in July 2021
o	Our Southeastern states (representing over 60% of annual revenues) have seen a rapid decline in new COVID cases as well
▪	15,247 in October 2021
▪	48,233 in September 2021
▪	59,791 in August 2021
▪	19,572 in July 2021

•	Labor costs and availability remain a challenge for LHC Group and for the industry
o	Labor supply is tightening with increasing use of nursing contract labor for contract visits
▪	4.0% of total nursing visits in Q3 2021
▪	2.2% of total nursing visits in Q3 2020
▪	1.1% of total nursing visits in Q3 2019
▪	3.1% of total nursing visits in Q2 2021

RECRUITING AND RETENTION

•	Recruiting and retention are top priorities, and we continue to experience net positive hiring across all service lines
o	We have had three consecutive quarters of hiring a record number of employees
o	Voluntary turnover continues to be well below industry averages
▪	16.1% voluntary turnover for TTM ended September 30, 2021 for FTE’s company wide
▪	17.6% voluntary turnover for TTM ended September 30, 2021 for full time home health and Hospice clinical staff

FINANCIAL OVERVIEW

Q3 RECAP

•	Q3 2021 results were consistent with our Q3 business preview release on October 18, 2021
o

A total of 39 home health and three hospice locations were temporarily closed during the quarter due to Hurricane Ida, for a total of 120 lost operating days, resulting in an impact to revenue of approximately $3.1 million and EBITDA of $1.2 million.

o

The percentage of clinicians on quarantine increased from 0.25% at the end of Q2 2021 to 3.0% by the end of Q3 2021, with a peak of 4.0% in the Southeastern states, resulting in an impact to revenue of approximately $12.0 million and EBITDA of $4.8 million.

o	Due to the high numbers of quarantined staff, we utilized more contract labor, unfavorably impacting EBITDA by $3.4 million in Q3 2021 compared to Q2 2021.
o	None of the impact to revenue and EBITDA noted in these headwinds were included in the adjustments for Q3 2021.

HOME HEALTH SEGMENT

•	Net Service Revenue up 3.5% versus 3Q 2020, driven by non-Medicare admission and census growth, coupled with a 90 bps increase in Revenue per Completed Medicare Episode
o	non-Medicare Episodic admissions up 12.7% and census up 20.5% versus last year
•	EBITDA Margin of 11.7% down from 15.0% in 3Q 2020, due to higher cost per visit
•	Home Health Cost per Visit increased 8.5% versus last year’s 3Q and increased 5.5% sequentially
o	Employed Direct Labor Cost per Visit +5.7% year-over-year and +5.5% sequentially
o	Contract Labor Cost per Visit +23.5% year-over-year and +10.0% sequentially
▪	Contract Labor Cost per Visit up $23.00 year-over-year and up $11.00 sequentially

HOSPICE SEGMENT

•	Net Service Revenue of $82.7M, up 38.2% versus 3Q 2020, driven by acquisition of Heart of Hospice, which closed on 9/1/21, coupled with a higher revenue per patient day rate of +3.7%
•	Hospice EBITDA Margins improved 80 bps year-over-year and 50 bps sequentially as Discharge LOS improved both sequentially and year-over-year
▪	Q3 2021 = 85.3 Days
▪	Q3 2020 = 83.6 Days
▪	Q2 2021 = 77.9 Days
•	Hospice Cost per Day increased 5.9% versus last year’s 3Q and was up a modest 50 bps sequentially
o	Contract Labor responsible for 140 bps of the year-over-year CPD increase

PERSONAL CARE BUSINESS SEGMENT

•	Personal Care business continues to deal with labor supply headwinds, with Billable hours down 6.4% year-over-year and down 3.2% sequentially
▪	Q3 2021 = 1,817,711
▪	Q3 2020 = 1,942,706
▪	Q2 2021 = 1,878,138

HCI SEGMENT

•	Net Medicare Shared Savings Program payment of $11.7M in 3Q 2021 versus 3Q 2020 payment of $9.6M

CASH FLOW AND LIQUIDITY

o	Balance sheet and liquidity remain strong and continue to support our organic and inorganic growth opportunities
o	Adjusted Free Cash Flow in 3Q of $40.7M and $104.5M YTD
o	Net debt to Adjusted EBITDA at 1.2x as of September 30, 2021
o	Medicare Advance Payment recoveries were $76.6M in 3Q and $141.6M Year-to-Date
o	DSO flat versus last year and modestly lower sequentially
▪	Q3 2021 = 54.2 days
▪	Q3 2020 = 54.3 days
▪	Q2 2021 = 54.9 days
o	Total Liquidity stands at $773M as of 9/30/21

FULL YEAR 2021 GUIDANCE

o	Net service revenue of $2.215B to $2.220B
o	Adjusted EBITDA, less NCI, of $265M to $270M
o	Adjusted EPS of $5.75 to $5.85
o	Full Year Assumptions include:
▪	Estimated effective tax rate of 25.5% to 26.0%
▪	5% to 7% organic growth in Home Health admissions for the year
▪	2% to 4% organic growth in Hospice admissions for the year
▪	Gross Margin as a percent of revenue at 42.0% to 43.0%
▪	General and Administrative expense as a percent of revenue at 29.0% to 30.0%
▪	Fully diluted shares outstanding of 31.6 million
▪	Estimated COVID-19 related spend of $45 million, down from $53 million in 2020